Exhibit 99.1

 CORPORATE PRESENTATION  Frank Bedu-Addo Ph.D.  President & CEO  APRIL 2020

 2  Forward-Looking Statements  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

       PDS Biotechnology leadership team has demonstrated success in the development and commercialization of leading pharmaceutical products  3  Frank Bedu-Addo, PhDChief Executive Officer  Lauren V. Wood, MDChief Medical Officer  Gregory Conn, PhDChief Scientific Officer   Senior executive experience with management of strategy and execution at both large pharma and biotechsNotable drug development:Abelcet® (Liposome Company/ Elan)PEG-Intron® (Schering-Plough/ Merck)  >30 years of translational clinical research experienceFormer Director of Clinical Research at the National Cancer Institute Center for Cancer Research (Cancer Vaccine Branch)   Co-founder>35 years of drug development experience In-depth experience with biotech drug discovery, product development and manufacturing

 PDS Biotech is well-poised to transform vaccines and cancer treatment by fulfilling the promise of immunotherapy  4  Clinical studies in areas of high unmet medical need supported by leaders in the field  4  Diversified pipeline focused on oncology and infectious diseases   3  Demonstrated potential for strong clinical efficacy and durability of response with minimal toxicity  2  Powerful immunotherapy platform that activates therapeutic and preventive immunological pathways  1

PDS Biotech is a clinical stage biotechnology company developing a pipeline of immunotherapies based on the proprietary Versamune® platform

CORPORATE OVERVIEW

- Publicly listed via reverse merger with Edge Therapeutics in March 2019
- ~15 employees with headquarters in Princeton, NJ
- 15.3M shares outstanding with $21.0M in cash*

VERSAMUNE® PLATFORM

- Versatile and potent T-cell-activating platform
- Clinically validated induction of active antigen-specific killer helper T-cells as well as antibodies *in vivo*
- Promising clinical efficacy in early trials of PDS0101 monotherapy with good safety and no dose limiting toxicities

PIPELINE

Oncology

- **PDS0101 (Phase 2)**: HPV-associated cancers
- **PDS0102**: Prostate, breast cancers
- **PDS0103**: Ovarian, breast, colorectal and lung cancers
- **PDS0104**: Melanoma

Infectious Disease

- **PDS0201:** Tuberculosis vaccine
- **PDS0202:** Universal influenza vaccine
- **PDS0203:** COVID-19 vaccine

* March 31, 2020

PDS Biotechnology

5

 Versamune® Platform

Versamune® is a proprietary T-cell activating platform engineered to induce a robust, targeted anti-tumor response *in vivo*



Water-insoluble
Fatty acids/hydrocarbon chains
Water-soluble and positively charged head-group coats the particle surface
O
O
O
O
H
N+
Cl-

R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium-propane (R-DOTAP)

- Versamune® is based on proprietary, positively charged and immune activating lipids that form spherical nanoparticles in aqueous media
- The nanoparticles are sized to mimic viruses, which promotes excellent uptake by dendritic cells of the immune system
- Activates the important Type I interferon immunological signaling pathway
- Versamune® promotes the activation and maturation of dendritic cells, which then migrate to the lymph nodes

PDS Biotechnology 7

 Inability to perform the necessary steps to induce a strong therapeutic killer T-cell response in-vivo    Versamune® design and novel immunological mechanisms of action promote a powerful disease-specific killer T-cell response        Versamune® has demonstrated the potential to overcome the challenges of immunotherapy in oncology and infectious disease   8  Challenges of Immunotherapy  How Versamune® May Overcome the Challenge  Mechanistic limitations have resulted in lack of therapeutic benefit in human studies    Mechanism of action associated with regression of disease in human studies (PDS0101 monotherapy)        Potential for systemic toxicities    Mechanism of action results in a lack of clinically relevant toxicities, even at the highest dose, in human studies        Reference: Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.

 Greater quantity and quality of Versamune®-induced killer T-cells may result in unique ability to eradicate HPV-positive tumors after a single dose  9    Produces > 10-fold number of highly potent (polyfunctional) killer T-cells vs. other T-cell technologies  Single treatment dose  Results typical of current topclinical-stage HPV cancer vaccines  Tumor rechallenge at Day 60; complete and sustained cure of cancer      *Adjuvant = cytokine GMCSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, August 3, 27 (33): 5706

 10  The combination of Versamune® and a proprietary antigen is engineered for simplicity and ease of administration      Vials of HPV16 mix (L)and Versamune® (R)  Versamune® formulationis mixed before injection*  Delivered viasubcutaneous injection  *Electron microscopy picture

 Oncology

 12  Reference: Data on file.  PDS Biotech’s immuno-oncology pipeline combines the Versamune® platform with proprietary tumor antigens across several cancer types

PDS0101 is designed to treat cancers caused by human papillomavirus (HPV)

Approximately 43,000 patients are diagnosed with HPV-associated cancers each year, a number unlikely to be impacted by increased use of HPV preventive vaccines in the next decade

Females (24,391)



Vagina
846
Oropharynx
3,412
Vulva
3,934
Anus*
4,333
Cervix
11,866
3%
14%
16%
18%
49%

Males (18,280)



Penis
1,269
Anus*
2,197
Oropharynx
14,814
7%
12%
81%

- **Oropharyngeal (head & neck) cancers**
  - >18,000 cases annually
  - Most common HPV-cancer in men, **90% of cases are HPV16-specific**
  - **Incidence increasing**
- **Cervical cancer**
  - ~12,000 cases annually
  - Most common HPV-cancer in women, 50-60% of cases are HPV16-specific
  - Incidence steady
- **Initial market research suggests market penetration of ~20% is reasonable for PDS0101**

PDS0101 combines the utility of the Versamune® platform with a proprietary mix of HPV16 antigens, the most virulent high-risk HPV type and by far the most prevalent in patients with HPV-associated cancer

PDS Biotechnology

References: Markowitz et al. 2016. Centers for Disease Control and Prevention. 2018.

13

 14  PDS0101 Phase 1 clinical trial: Unique in vivo demonstration of high levels of HPV-specific killer T-cells in circulating blood   14x   24x   Total Activated T-Cells 26x    Order of magnitude increase over baseline  Versamune® Dose  Reference: Data on file.  INF-γ Elispot Granzyme-b Elispot      Clinical Study Results in Patients with CINImmunogenicity at Day 14Defined dose for Phase 2 studies (3mg)No dose-limiting toxicities  Clinical study results successfully demonstrate translation of Versamune®’s multi-functional mechanism of action between pre-clinical models and humans

Follow-up of patients in PDS0101 Phase 1 study demonstrated promising clinical responses at all three tested doses

- A post-hoc, retrospective analysis, demonstrated complete lesion regression in at least 60% of evaluable patients (6/10) as early as 1-3 months after treatment
  - No lesion recurrence occurred within the 2-year evaluation period
- Spontaneous regression of CIN1 occurs in about 44% of patients over a 2-year duration*
- These results were remarkably positive as most patients were infected with multiple high-risk HPV types
- Two patients who had regression by cytology were not considered clinical responders:
  - The first regressed to atypical cells of undetermined significance at the first post-treatment evaluation (3 months) but HPV detected
  - The second had complete regression by cytology at the first post-treatment evaluation (3 months) but had residual CIN by colposcopy

PDS Biotechnology

Reference: Stefani C. et al, 2014, European Review for Medical and Pharmacological Sciences, 18: 728-733

15

 Checkpoint inhibitors have shown confirmed clinical efficacy and have demonstrated clinical benefit in late stage cancerCheckpoint inhibitors block a key immunological defense mechanism for cancer cells, and are reported to work primarily in patients whose immune systems are already generating tumor-attacking CD8+ killer T-cells pre-treatmentUsing various tumor-specific proteins (antigens), Versamune® has demonstrated the unique ability to generate large and superior numbers of CD8+ killer T-cells that effectively recognize and kill antigen-expressing cancer cells in pre-clinical and human clinical studies  PDS Biotech clinical strategy in advanced cancer is to focus on efficiency and risk mitigation to proof of concept  16  Versamune®-based immunotherapies are being developed as combination therapies to exploit the demonstrated synergies between Versamune® and other anti-cancer agents  PDS Biotech is developing a new generation of advanced cancer treatments combining Versamune®-based immunotherapies with checkpoint inhibitors and other standard of care therapies

The robust T-cell response induced by Versamune® results in the potential for enhancement of efficacy of checkpoint inhibitors in immune suppressive B16 melanoma

Early clinical studies showed the checkpoint inhibitor to be ineffective in treating B16 melanoma, a notoriously difficult model to treat.

Versamune® + TRP2 melanoma antigen (sub-optimal levels) promotes infiltration of active killer T-cells into tumors, strong synergy with the checkpoint inhibitor, and significantly enhanced anti-tumor efficacy



Versamune® is shown to promote TRP2-specific CD4+ helper and CD8+ killer T-cell induction and infiltration into the B16 tumor within 7 days of a single subcutaneous injection
Percentage of CD4+ and CD8+ among all cells in the tumor mass
1.2
0.8
0.4
0
75nmol TRP2
75nmol TRP2 + Versamune®
(PDS0104)
CD4+ helper T-cell
CD8+ killer T-cell



Untreated
Anti PD-1 Checkpoint Inhibitor (CPI)
Versamune® + TRP2 Antigen (PDS0104)
Combination PDS0104 and CPI
Tumor volume (mm 3)
4000
3500
3000
2550
2000
1500
1000
500
0
Treatment started
**
**
0
5
10
15
20
Days Post Tumor Implant

PDS Biotechnology

Reference: Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.

17

PDS0101 is the only compound selected by Merck for evaluation in combination with KEYTRUDA® as first line cancer therapy

- PDS0101 + KEYTRUDA®
  - Keytruda® first immunotherapy approved as standard of care for first line treatment of cancer (recurrent or metastatic head and neck cancer)
  - PDS0101 first T-cell activating immunotherapy to demonstrate both high levels of circulating CD8+ killer T-cells and therapeutic benefit as monotherapy
  - Unique immuno-oncology combination addressing first-line treatment of cancer
  - Validation of both efficacy and safety of PDS0101
  - ***Anticipated advantages of combining PDS0101 with standard of care:***
    - Mitigated risk
    - Potential enhanced rates of recruitment
    - Potential for rapid market penetration and market leadership

Initiation TBD pending easing of COVID-19 restrictions

PDS Biotechnology 18

A Phase 2 study of PDS0101 in combination with KEYTRUDA® in first-line treatment of recurrent/metastatic head and neck cancer is planned

- PDS Biotechnology-sponsored study with KEYTRUDA® supplied by Merck
- Primary endpoints: Efficacy, safety and tolerability
- Study design: Phase 2 open-label study
- Inclusion criteria: Recurrent/metastatic head and neck cancer and HPV16 infection
- Clinical Trial Identifier: NCT04260126


200 mg IV KEYTRUDA® every 21 days in combination with 3 mg SC PDS0101 at cycles 1, 2, 3, 4 and 12
Combination of PDS0101 and KEYTRUDA®
KEYTRUDA® alone
Followed by open label SOC with KEYTRUDA® until disease progression or intolerance

- Expected initiation: TBD pending easing of COVID-19 restrictions

PDS Biotechnology
19

Investigator-Led Phase 2 studies of PDS0101 in combination therapy will evaluate efficacy and safety in treatment of advanced HPV cancers

Funded By	Phase 2 Open Label Study (Safety and Efficacy)	Important Considerations	Expected Initiation
NIH NATIONAL CANCER INSTITUTE	• Advanced HPV-associated malignancies – all types • Triple combination with EMD Serono's M7824 and NHS-IL12 • 29 subjects • Clinical Trial Identifier: NCT04287868	• NCI selection and confirmation of synergies with PDS0101 • All three agents have demonstrated efficacy as monotherapies in early trials	TBD pending easing of COVID-19 restrictions
Leading Cancer Research Institute: TBA	• Advanced, localized cervical cancer (Stage IIb-IVa) • Combination with chemo-radiotherapy (CRT-standard of care) • 35 subjects	• T-cell induction has strong potential to enhance CRT anti-cancer efficacy • Mitigated risk • Potential for rapid market penetration and market leadership	TBD pending easing of COVID-19 restrictions

PDS Biotechnology 20

 Infectious Disease

 22  Reference: Data on file.  PDS Biotech’s infectious disease pipeline combines the Versamune® platform with proprietary tumor antigens across several diseases

 23  The addition of Versamune® to Fluzone®, a seasonal influenza vaccine, resulted in a 40-fold increase in protective HAI titers – achieving superior levels of HAI titers with 5-fold lower doses of Fluzone®  Versamune® dramatically enhances induction of neutralizing antibodies against various influenza strains and enables significant dose sparing

 24  Versamune® uniquely induces both potent antibody mediated responses and high levels of helper and killer T-cells vs. CFA when both are administered with the same recombinant protein antigen  *Adjuvant = Complete Freund’s Adjuvant (CFA) – A powerful immunological adjuvant that is too toxic for human use  Versamune®-based vaccines uniquely induce strong antibody, helper and killer T-cell responses against an antigen to provide superior protection  Antibody Response (Day 15)  CD4+ Helper Cell Response  Control  Adjuvant*+ Antigen  Versamune® + Antigen  CD8+ Killer Cell Response  Control  Versamune® + Antigen  Adjuvant*+ Antigen

 Intellectual Property and Financials

Multiple layers of technology and product protection for Versamune®-related products through mid-2030s are secured

- Versamune® and associated patents are owned and licensed by PDS Biotech
- Patents cover methods and compositions stimulating/promoting an immune response with Versamune® technology in various forms and mechanisms through 2034
  - Use of specific cationic lipids to induce an immune response
  - Compositions and use of any cationic lipid to activate MAP kinase
  - Compositions and use of R-DOTAP to induce immune response
  - Micellar antigen + cationic lipids compositions (US still ongoing)
  - Compositions of R-DOTAP with GM-CSF to reduce immune suppressive myeloid derived suppressor cells in the tumor
- Five issued international patent families (including Europe and Japan)

PDS Biotechnology 26

PDS Biotech is in a strong financial position to support near-term milestones  27  Nasdaq  PDSB  Shares Outstanding*  15.3M  Cash*  $21.0M  Share Price*  $0.72  Market Cap*  $11.0M  Debt*  ---  *March 31, 2020  PDS0201 (M. tuberculosis): Complete development and feasibility testingPDS0202 (influenza): Complete development and feasibility testingPDS0203 (SARS-CoV-2): Complete development and feasibility testingPDS0101 (HPV): Initiation of PDS Biotech-NCI Phase 2 combination study in advanced HPV-associated cancersPDS0101 (HPV): Initiation of Partnered Phase 2 combination study in advanced cervical-cancer   Timing of the 2020 milestones will be impacted by the COVID-19 pandemic

 PDS Biotech is well-poised to transform vaccines and cancer treatment by fulfilling the promise of immunotherapy  28  Clinical studies in areas of high unmet medical need supported by leaders in the field  4  Diversified pipeline focused on oncology and infectious diseases   3  Demonstrated potential for strong clinical efficacy and durability of response with minimal toxicity  2  Powerful immunotherapy platform that activates therapeutic and preventive immunological pathways  1